UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2019, United Parcel Service, Inc. held its annual meeting of shareowners. The following matters were submitted to a vote of the shareholders.

Election of Directors:

Votes regarding the election of 12 directors for a term expiring at our 2020 annual meeting of shareholders were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David P. Abney	1,460,786,704	88,148,196	40,371,001	128,485,030
Rodney C. Adkins	1,479,942,204	72,198,943	37,164,754	128,485,030
Michael J. Burns	1,479,578,083	73,196,549	36,531,269	128,485,030
William R. Johnson	1,485,320,332	66,730,270	37,255,299	128,485,030
Ann M. Livermore	1,461,466,129	93,113,360	34,726,412	128,485,030
Rudy H.P. Markham	1,477,857,530	73,667,033	37,781,338	128,485,030
Franck J. Moison	1,495,619,251	55,281,473	38,405,177	128,485,030
Clark T. Randt Jr.	1,477,486,722	72,933,130	38,886,049	128,485,030
Christiana Smith Shi	1,486,855,381	63,868,794	38,581,726	128,485,030
John T. Stankey	1,495,382,480	56,159,355	37,764,066	128,485,030
Carol B. Tomé	1,477,773,622	75,416,174	36,116,105	128,485,030
Kevin M. Warsh	1,494,291,358	57,882,409	37,132,134	128,485,030

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”
Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019 were as follows:

FOR	AGAINST	ABSTAIN
1,658,518,491	45,478,032	13,794,408
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal requesting the Board prepare an annual report on lobbying activities were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
317,991,605	1,215,873,793	55,440,503	128,485,030
The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
445,219,216	1,115,627,605	28,459,080	128,485,030

The proposal did not pass.

Votes on a shareowner proposal requesting the Board prepare a report to assess the integration of sustainability metrics into executive compensation were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
239,377,791	1,285,016,229	64,911,881	128,485,030

The proposal did not pass.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 10, 2019	By:	/S/ NORMAN M. BROTHERS, JR.
Norman M. Brothers, Jr.
Senior Vice President, General Counsel and Corporate Secretary